SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2017

AMPLIFY SNACK BRANDS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37530	47-1254894
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West 5th Street, Suite 1350 Austin, Texas	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 512.600.9893

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 3, 2017, Amplify Snack Brands, Inc. (“Amplify”) announced that Brian Goldberg, Amplify’s current Chief Financial Officer, will transition into the newly created role of Chief Strategy Officer and Executive Vice President Corporate Development effective upon the appointment of a new Chief Financial Officer of Amplify in 2017. On the same date, Amplify also announced that Jason Shiver, Amplify’s current Executive Vice President North America, will transition into an executive advisory role at Amplify, effective beginning April 1, 2017 and continuing through the end of 2017. Amplify has initiated a search to identify a new Chief Financial Officer and General Manager/President North America. Amplify also concurrently announced additional new appointments of certain non-executive officers of Amplify, including the appointment of Mike DeGrace as Senior Vice President of Sales North America and Stuart Telford as Senior Vice President of Global Operations.

Additional information regarding Mr. Goldberg can be found in the Company’s definitive proxy statement for the 2016 annual meeting of stockholders filed with the Securities and Exchange Commission on April 1, 2016, which information is incorporated herein by reference. There have been no material changes to the information regarding Mr. Goldberg since that time. There are no arrangements or understandings between Mr. Goldberg and any other persons pursuant to which he was selected as Chief Strategy Officer and Executive Vice President Corporate Development. There are also no family relationships between Mr. Goldberg and any other director or executive officer of Amplify and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD.

On January 3, 2017, Amplify issued a press release announcing the appointments of Messrs. DeGrace and Telford and the transitions and appointments of Messrs. Goldberg and Shiver described in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 on this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated January 3, 2017, issued by Amplify Snack Brands, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Amplify Snack Brands, Inc. (Registrant)

By:	/s/ Brian Goldberg
Brian Goldberg
Chief Financial Officer

January 3, 2017

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated January 3, 2017, issued by Amplify Snack Brands, Inc.